                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 20, 2004

                              EMPIRE RESORTS, INC.
             (Exact name of registrant as specified in its charter)

  Delaware                            1-12522                  13-3714474
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                      Route 17B, Monticello, New York 12701
                     Address of principal executive offices

       Registrant's telephone number, including area code: (845) 794-4100
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On July  20,  2004,  Empire  Resorts,  Inc.  issued  a  press  release announcing the conversion price of its $65 million of 5 1/2% convertible  senior notes. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)       Exhibits

    99.1      Press Release of Empire Resorts, Inc. dated July 20, 2004.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EMPIRE RESORTS, INC.
Dated: July 21, 2004

                                         By:  /s/ Scott A. Kaniewski
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                                              Scott A. Kaniewski
                                              Chief Financial Officer

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